EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214, 33-60644 and 333-88698) and
Form S-3 (File Nos. 333-50884 and 333-88696) of our reports dated August 19, 2002 relating to the consolidated financial statements of Criticare Systems, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.



/s/  BDO  Seidman,  LLP
Milwaukee,  Wisconsin
October  15,  2002